EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF EBULLION, INC.

In connection with the accompanying Annual Report on Form 10-K of eBullion, Inc. for the quarter ended March 31, 2017, the undersigned, Chui Chui Li , Chief Financial Officer of EBullion, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the quarter ended March 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Annual Report on Form 10-K for the quarter ended March 31, 2017, fairly presents, in all material respects, the financial condition and results of operations of EBullion, Inc.

Date: July 5, 2017	/s/ Chui Chui Li
Chui Chui Li
Chief Financial Officer (principal financial officer and principal accounting officer)